AMENDMENT NO. 12
              TO AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

         AMENDMENT NO. 12 to the Amended and Restated Expense Limitation Agreement, dated as of November 1, 2007, by and between Met Investors Advisory LLC (the "Manager") and Met Investors Series Trust (the "Trust").

         The Manager and the Trust hereby agree to modify and amend the Amended and Restated Expense Limitation Agreement effective as of October 9, 2001 (the "Agreement") between Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) and the Trust, as amended on May 1, 2002, May 1, 2003, April 30, 2004, November 3, 2004, May 1, 2005, September 30, 2005, November 1, 2005,
December 16, 2005, May 1, 2006, November 1, 2006 and May 1, 2007.

         1. New Portfolio. The Manager and the Trust have determined to add the Rainier Large Cap Equity Portfolio ("New Portfolio") to the Agreement on the terms and conditions contained in the Agreement, and at the level of the expense limitation applicable to the New Portfolio as set forth in the attached schedule.

         2. Schedule A. Schedule A to the Agreement, as amended, which sets forth the Portfolios of the Trust, is hereby replaced in its entirety by Amendment No. 12 to Schedule A attached hereto.

         3. Term and Termination of Agreement. The Term and Termination provisions of this Agreement are amended as follows:

         This Agreement shall continue in effect with respect to the New Portfolio until April 30, 2009 and will continue in effect until April 30, 2008 with respect to the existing Portfolios set forth in Amendment No. 12 to Schedule A (except Batterymarch Growth and Income Portfolio). The expense limitation for the Batterymarch Growth and Income Portfolio is permanent. The Agreement shall thereafter continue in effect with respect to each Portfolio from year to year and permanently for the Batterymarch Growth and Income Portfolio provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Trustees"). Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon ninety (90) days' prior written notice to the other party at its principal place of business; provided that, in case of termination by the Trust, such action shall be authorized by resolution of a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

         Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

         In WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 12 as of the date first above set forth.

         MET INVESTORS SERIES TRUST                 MET INVESTORS ADVISORY LLC
         ON BEHALF OF EACH OF
         ITS PORTFOLIOS

         By: ________________________               By: ________________________
         Name:                                          Name:
         Title:                                         Title:

                                AMENDMENT NO. 12

                                   SCHEDULE A
                     MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Portfolios of the Trust:

--------------------------------------------------------------------------------
                                                Maximum Annual
Name of Portfolio                               Operating Expense Limit
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Strategic Growth with Income Portfolio          0.15%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Strategic Growth Portfolio                      0.15%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Strategic Conservative Growth Portfolio         0.15%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Met/AIM Capital Appreciation Portfolio          1.25%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Met/AIM Small Cap Growth Portfolio              1.05%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Batterymarch Growth and Income Portfolio        0.65% of the first $500 million
                                                of such assets plus 0.55% of
                                                such assets over $500 million up
                                                to assets over $1 billion up to
                                                $1.5 billion plus 0.45% of such
                                                assets over $1.5 billion up to
                                                $2 billion plus 0.40% of such
                                                assets over $2 billion
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Batterymarch Mid-Cap Stock Portfolio            0.95%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Cyclical Growth and Income ETF Portfolio        0.55%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Cyclical Growth ETF Portfolio                   0.55%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Dreman Small-Cap Value Portfolio                1.10%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
BlackRock High Yield Bond Portfolio             0.95%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Goldman Sachs Mid-Cap Value Portfolio           0.95%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Harris Oakmark International Portfolio          1.10%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Legg Mason Partners Aggressive Growth Portfolio 0.90%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Janus Forty Portfolio                           1.25%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Lazard Mid-Cap Portfolio                        0.80%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Legg Mason Partners Managed Assets Portfolio    1.25%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Legg Mason Value Equity Portfolio               0.80%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Loomis Sayles Global Markets Portfolio          0.90%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Lord Abbett Bond Debenture Portfolio            None
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Lord Abbett Growth and Income Portfolio         None
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Van Kampen Mid-Cap Growth Portfolio             0.90%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Lord Abbett Mid-Cap Value Portfolio             None
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
MetLife Aggressive Strategy Portfolio           0.10%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
MetLife Balanced Strategy Portfolio             0.10%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
MetLife Defensive Strategy Portfolio            0.10%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
MetLife Growth Strategy Portfolio               0.10%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
MetLife Moderate Strategy Portfolio             0.10%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
MFS Emerging Markets Equity Portfolio           1.30%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
MFS Research International Portfolio            1.00%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
MFS Value Portfolio                             1.00%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Neuberger Berman Real Estate Portfolio          0.90%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Oppenheimer Capital Appreciation Portfolio      0.75%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
PIMCO Inflation Protected Bond Portfolio        0.65%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
PIMCO Total Return Portfolio                    None
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Pioneer Fund Portfolio                          1.00%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Pioneer Strategic Income Portfolio              1.25%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
RCM Technology Portfolio                        1.10%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Rainier Large Cap Equity Portfolio              0.80%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
T. Rowe Price Mid-Cap Growth Portfolio          0.90%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Third Avenue Small Cap Value Portfolio          0.95%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Turner Mid-Cap Growth Portfolio                 0.95%
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Van Kampen Comstock Portfolio                   0.80%
----------------------------------------------- --------------------------------